
Recruiter®
www.recruiter.com

Recruiter®

Recruiter.com is disrupting the recruiting and staffing industry by aggregating the small and independent recruiters under a common platform, giving them access to large enterprise customers and advanced technologies.

DISCLAIMER

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

During the course of this presentation, we may make statements which are considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our expected future performance, the expected scope and timing of cooperation and integration with strategic partners, the expected launch of our Recruiter Direct (SaaS) product, and future growth. Forward-looking statements may be identified by such words as "believe," "estimate," "anticipate," "expect," "plan," "intend," "may," "could," "might," "will," "should," "approximately," "potential" or, in each case, their negative or other variations thereon or comparable terminology as it relates to us, although not all forward-looking statements contain these words.

We have based the forward-looking statements largely on our current expectations and projections about the future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. Important factors that could cause actual results to differ from those in the forward-looking statements include continued demand for professional hiring, the condition of the equity markets in general and for microcap companies in particular, a slower than anticipated growth in the U.S. market for technology-enabled recruitment services, failure of our software platform to function as anticipated, including where integration with strategic partners' platforms is required, inability to successfully integrate the assets acquired in the recently closed merger and asset purchase and any potential future acquisitions, and the Risk Factors contained within our filings with the Securities and Exchange Commission including our annual report on Form 10-K for the year ended March 31, 2018. Any forward-looking statement made by us herein speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

A Large Industry Ready for Disruption

Outsourced - Service Centric

Robert Half

Korn Ferry

Adecco

Kelly Services

Aerotek

Global Recruiters Network

ManpowerGroup

SMALL AND INDEPENDENT RECRUITERS

$147B
(Staffing and Recruiting)

$14B
Direct Hire

Do It Yourself Platform

ZipRecruiter

AllyO

indeed

HIRED

SmartRecruiters

LinkedIn

Expert Network Platform

Recruiter.com's software platform enables a network of small and independent recruiters to earn money by matching candidates with open jobs & leveraging the latest AI sourcing technologies.

The Recruiter.com Network of Recruiters





A responsive mobile platform allows self-service for employers & recruiters.

Recruiters view a dashboard of placement metrics & earning opportunities.

2019 Business Milestones

- Jan'19

RECRUITER.COM

Development stage company. Privately funded as a platform for recruiters to engage, communicate and transact.

Mar'19

TRULI TECHNOLOGIES

Truli Technologies (OTC:TRLI) which was 75% owned by Recruiter.com acquires the Recruiter.com and certain assets of Genesys Talent

- Sep'19

OTCQB:RCRT

Recruiter.com officially changes its name, stock symbol, completes reverse split, upgrades to the OTCQB

Oct'19

REACHES 11K RECRUITERS

Launches AI partners to assist the network in finding talent faster, signs referral partnerships with leading industry players.

Nov'19

ENTERPRISE CLIENTS SEE VALUE

New clients signed for "Recruiting Teams" include a Fortune 50 customer, Johnson Controls and 24/7 AI Call Center.

Dec'19

SCALING THE BUSINESS

Recruiter announces 20k recruiters on the platform, Recruiters On Demand, Additional funding, SAP Partnership and acquisition of Recruiting Social.

A Theme that has Proven Out Successful



Independent graphic designers and creative consultants

upwork

Disrupting traditional marketing agencies

$1.25B Market Cap (12/2/19); Raised $132.27M



Small and independent real estate agents

COMPASS

Disrupting traditional real estate agencies

$6B Valuation (Jul’19); Raised: $1.48B



Independent Experts

GLG

Disrupting traditional analyst and consulting firms

$800M Valuation (Jan’08); Raised: $680M

Management Team



Miles Jennings
CEO

15+ years of experience within recruitment technology industry, including Indeed.com and Adecco Group.



Evan Sohn
Executive Chairman

25+ years experience at Fortune 500 and startup environments; multiple exits and history of rapidly growing businesses. Founder of the Sohn Conference Foundation.



Rick Roberts
President, Recruiting

20+ years of achievement leading sales and operations within the recruiting industry.



Ashley Saddul
CTO

Seasoned entrepreneur & technologist with 20+ years of experience at Internet startups and mission-critical banking applications.



Robert Scherne
CFO (interim)

20+ years of public company accounting, including numerous CFO roles.

Additional Board Members

Tim O'Rourke
COO Icon Information Consultants, LP

Wallace Ruiz
CFO Inuvo (NYSE: INUV)

Douglas Roth
Managing Director, Investments CT Innovations

Advisory Group

David Perla
Former Senior Exec, Monster.com

Noam Ohring
Head of Executive Recruiting, Bridgewater Capital

Jay Goldberg
CEO, Sellers Choice Digital Marketing

Deborah Leff
CTO for Data Science and AI at IBM

Product Offering


Enterprise
Recruiters On Demand™
Recruiter Direct®
(SaaS)

- White glove service leveraging the Recruiter Network and platform to source, find and hire talent.
- Independent teams of recruiters paid-on-performance
- Typically ~20% gross margin

- Leveraging the Recruiter Network and platform to place virtual and onsite recruiters on demand to source, find and hire talent.
- Independent teams of recruiters paid a fee for service ("Recruitment Process Outsourcing")
- Typically ~35% gross margin

- Self Serve - leveraging the Recruiter Network and platform to source talent for direct jobs.
- Independent teams of recruiters paid on accepted candidates
- Typically ~60% gross margin

Clients

Schlumberger, Johnson Controls, nrg, Ford, Halliburton, Coca-Cola

*revenue expect Q2'20

Keurig Dr Pepper

babylon, bluebeam, Epic Games

*pending Recruiting Social acquisition

COMING IN Q1'20

Recruiter Network By The Numbers:

As of November 30, 2019


TOTAL RECRUITERS
30000
25000
20000
15000
10000
5000
0
Jan 2019
Feb 2019
Feb 2019
Apr 2019
May 2019
Jun 2019
Jul 2019
Aug 2009
Sep 2019
Oct 2019
Nov 2019
Total Recruiters


RECRUITERS BY INDUSTRY
Banking
Internet / Other Information Services
Medical / Healthcare
Computer Software
Employment / Recruiting / Staffing
Information Technology


RECRUITERS BY SPECIALTY
Business Development
Sales
Engineering
Healthcare
Human Resources
Information Technology


NEWLY APPROVED PLATFORM RECRUITERS
12000
10000
8000
6000
4000
2000
0
145
541
11191
Sep 2019
Oct 2019
Nov 2019

Channel Growth Opportunities

SAP®

Background

- 100,000+ Enterprise Customers
- Full solution for hiring employees and contractors
- SAP Fieldglass a preferred choice for large enterprises

Value to Recruiter.com

- Named as Digital Platform Partner
- Complete seamless integration with SAP
- Joint commercial alignment
- PR Announcement and joint webinars planned
- SAP reps selling Recruiter services

ADP®

Background

- 700,000+ employer customers
- Full solution for payrolling and hiring of employees and contractors
- Early integration with <=3,000 employee companies

Value to Recruiter.com

- Joint marketing and commercial alignment with PR
- Integration to push jobs to Recruiter.com platform slated for completion in Q4
- Massive network of employers to co-market to

Financials

(In thousands)

	Q1'19	Q2'19	Q3'19
Revenue	163.3	1,972.5	1,945.7
Gross Profit	163.3	510.6	453.9
Operating Expenses	469.7	2,701.3	2,404.6
Net Loss	(382.3)	(2,279.9)	(1,028)
Net Loss (Excluding Non-Cash)	(249.2)	(713.7)	(533)

Leveraging Partners to Drive More Value to Recruiter.com

CHANNEL AND REFERRAL PARTNERS

SAP Silver Partner
ADP
ZipRecruiter
Talent Inc.
Bay Talent Group
vendorpass
Brilliant Chemistry
SHRM SHRM-CP | SHRM-SCP RECERTIFICATION PROVIDER

VMS / MSP PARTNERS

BOUNTYJOBS
GRI Geometric Results, Inc.
SAP Fieldglass
PIPELINE

TECHNOLOGY & INTEGRATION PARTNERS

genesys
pocketrecruiter
icims
Censia

Thank You

1. COMPLETED SOFTWARE PLATFORM

Fully-owned, custom built software platform built with millions of dollars in development by tenured industry professionals.

2. MASSIVE MARKET AND DEMAND

$148B market opportunity with proven customer appetite for disruptive Internet enabled recruitment solutions.

3. TOP BRAND IN THE INDUSTRY

High traffic, established web application Recruiter.com & over 3M total social media reach on platforms such as LinkedIn.

NEAR TERM GOALS:

Scale revenue to $20M Run Rate
by leveraging platform marketing automation and newly signed channel integration partners

Grow network to 25k
recruiters through referral, content, and community strategy

ZipRecruiter CenturyLink Ford Xcel Energy AIG ADP Keurig DrPepper nrg SAP Fieldglass L brands Johnson Controls Schlumberger